UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 9, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               1-7275                            47-0248710
        (Commission File Number)       (IRS Employer Identification No.)

            One ConAgra Drive
            Omaha, NE                                  68102
        (Address of Principal Executive Offices)     (Zip Code)

                                 (402) 595-4000
                         (Registrant's Telephone Number,
                              Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On August 9, 2005, ConAgra Foods sold its remaining 15,443,054 shares of Pilgrim's Pride common stock to Pilgrim's Pride. The purchase agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. A press release announcing the sale is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit 99.1 Purchase and Amendment Agreement dated August 3, 2005, incorporated herein by reference to Exhibit 1.1 of ConAgra Foods' Schedule 13D (Amendment No. 2) dated August 3, 2005.

     Exhibit 99.2  Press release dated August 4, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONAGRA FOODS, INC.


Date:  August 9, 2005                By:     /s/ Frank S. Sklarsky

                                        Name:   Frank S. Sklarsky
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description                                          Page No.


Exhibit 99.1     Purchase and Amendment Agreement dated
                 August 3, 2005, incorporated herein by reference to Exhibit 1.1 of ConAgra Foods' Schedule 13D
                 (Amendment No. 2) dated August 3, 2005

Exhibit 99.2     Press release dated August 4, 2005......................